Exhibit 10.45

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of November 3, 2020, by and among EXTREME NETWORKS, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and BANK OF MONTREAL (“BMO”), as administrative and collateral agent for the Lenders (in such capacities, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the Administrative Agent, BMO Harris Bank, N.A., as an Issuing Lender and Swingline Lender, Silicon Valley Bank, as an Issuing Lender, and the various lenders party thereto (each, a “Lender” and collectively, the “Lenders”) are party to that certain Amended and Restated Credit Agreement, dated as of August 9, 2019, as amended by the First Amendment and Limited Waiver, dated as of April 8, 2020, and the Second Amendment, dated as of May 8, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, on the terms and conditions specified in this Third Amendment, the Borrower, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) agree to amend the Credit Agreement in the manner described in Section 1 below; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by the parties hereto, it is agreed:

Section 1.Amendment to Credit Agreement.

(a)	Effective as of the Effective Date, the Schedules to the Credit Agreement are amended by replacing Schedule 1.1A with a new Schedule 1.1A in the form attached hereto as Exhibit A.

(b)	Effective as of the Effective Date, the definition of “L/C Commitment” in Section 1.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

““L/C Commitment”:  as to any L/C Lender, the obligation of such L/C Lender, if any, to purchase an undivided interest in the Issuing Lenders’ obligations and rights under and in respect of each Letter of Credit (including to make payments with respect to draws made under any Letter of Credit pursuant to Section 3.5(b)) in an aggregate principal amount not to exceed the amount set forth under the heading “L/C Commitment” opposite such L/C Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such L/C Lender becomes a party hereto, as the amount of any such obligation may be (i) changed from time to time pursuant to the terms hereof, or (ii) limited by restrictions on availability set forth herein (including Sections 2.4 and 3.1(a)). For the avoidance of doubt, (x) as of the Third Amendment Effective Date,  the original amount of the Total L/C Commitments is $20,000,000, subject to the availability limitations set forth herein, (y) the Total L/C Commitments are a sublimit of, and not in addition to, the Total Revolving Commitments, and (z) the aggregate amount of the respective L/C Commitments of the Lenders shall not exceed the amount of the Total L/C Commitments at any time.”

(c)	Effective as of the Effective Date, the definition of “Total L/C Commitments” in Section 1.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

““Total L/C Commitments”:  at any time, the sum of all L/C Commitments at such time, as the same may be reduced from time to time pursuant to Section 2.9 or 3.5(b).  The initial amount of the Total L/C Commitments on the Third Amendment Effective Date is $20,000,000, which Total L/C Commitments are part of, and not in addition to, the Revolving Commitments.”

(d)	Effective as of the Effective Date, the following new definitions are hereby added in their appropriate alphabetical order to Section 1.1 of the Credit Agreement:

““Third Amendment”: the Third Amendment to Amended and Restated Credit Agreement, dated as of November 2, 2020, among the Borrower, the Lenders party thereto, and the Administrative Agent.”

““Third Amendment Effective Date”: the Effective Date as defined in the Third Amendment.”

Section 2.Conditions to Effectiveness of this Third Amendment.  This Third Amendment shall become effective as of the date (such date, the “Effective Date”) upon which each of the following conditions precedent shall have been satisfied or waived:

(a)Signing of Third Amendment.  The Administrative Agent shall have received (i) a copy of this Third Amendment, duly executed and delivered by the Borrower, the Administrative Agent,  the Required Lenders, and each Issuing Lender and (ii) a copy of the attached Acknowledgement, duly executed and delivered by each Guarantor and grantor of Collateral.

(b)Expenses.  The Borrower shall have paid to the Administrative Agent, solely to the extent invoiced to the Borrower at least one Business Day prior to the Effective Date, all costs and expenses specified in Section 5(b) below or that are otherwise due and payable to the Administrative Agent and the Lenders on or prior to the Effective Date in accordance with Section 10.5 of the Credit Agreement.

(c)Representations and Warranties.  As of the Effective Date, immediately after giving effect to this Third Amendment, each of the representations and warranties made by each Loan

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Party and Enterasys in or pursuant to this Third Amendment and each other Loan Document (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of the Effective Date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all respects or all material respects, as required, as of such earlier date.

(d)Absence of Defaults.  As of the Effective Date, immediately after giving effect to this Third Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

Section 3.Representations and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Third Amendment, the Borrower represents and warrants to the Administrative Agent and each Lender, as to itself, each of its Subsidiaries and each other Loan Party, as applicable, on the Effective Date that:

(a)Each Loan Party and Enterasys has the power and authority, and the legal right, to make, deliver and perform this Third Amendment and the attached Acknowledgment.

(b)Each Loan Party and Enterasys has taken all necessary organizational action to authorize the execution, delivery and performance of this Third Amendment and the attached Acknowledgment.

(c)No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Third Amendment and the attached Acknowledgment.

(d)Each of this Third Amendment and the attached Acknowledgment has been duly executed and delivered on behalf of each Loan Party party thereto or Enterasys, as applicable.

(e)Each of this Third Amendment and the attached Acknowledgment constitutes a legal, valid and binding obligation of each Loan Party party thereto or Enterasys, as applicable, enforceable against each such Loan Party or Enterasys, as applicable, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and principles of good faith and fair dealing (whether enforcement is sought by proceedings in equity or at law).

(f)As of the Effective Date, immediately after giving effect to this Third Amendment, each of the representations and warranties made by each Loan Party and Enterasys in or pursuant to each Loan Document (i) that is qualified by materiality is true and correct, and (ii) that is not qualified by materiality, is true and correct in all material respects, in each case, on and as of the Effective Date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all respects or all material respects, as required, as of such earlier date.

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Section 4.Acknowledgments and Affirmations of the Borrower.  The Borrower hereby expressly acknowledges the terms of this Third Amendment and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Third Amendment, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents; provided that, on and after the effectiveness of this Third Amendment, each reference in each of the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby.  Except as herein otherwise specifically provided in this Third Amendment, all provisions of the Credit Agreement and the Loan Documents shall remain in full force and effect and be unaffected hereby.

Section 5.Miscellaneous.

(a)Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and to the benefit of their respective successors and assigns permitted by the terms of the Loan Documents. No third party beneficiaries are intended in connection with this Third Amendment.

(b)Costs and Expenses. The Borrower hereby agrees to pay to the Administrative Agent on demand the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent, and the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Third Amendment and any other documents to be delivered herewith.

(c)Loan Document. This Third Amendment shall constitute a Loan Document.

(d)Counterparts.  This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Third Amendment by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Third Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(e)Entire Agreement.  This Third Amendment and the other Loan Documents represent the entire agreement of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises,

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undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or therein.

(f)Notices.  All notices under this Third Amendment shall be given in accordance with Section 10.2 of the Credit Agreement.

(g)Severability.  Any provision of this Third Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)Governing Law.  This Third Amendment and any claims, controversy, dispute or causes of actions arising therefrom (whether in contract or tort or otherwise) shall be construed in accordance with and governed by the law of the State of New York.

(i)Jurisdiction; Jury Trial Waiver.  Section 10.14 of the Credit Agreement shall be applicable to this Third Amendment as if set forth herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

EXTREME NETWORKS, INC.,
as the Borrower

By: /s/ Remi Thomas

Name:Remi Thomas

Title:CFO

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

BANK OF MONTREAL,
as the Administrative Agent

By: /s/ Jeff LaRue

Name:Jeff LaRue

Title:Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

LENDERS:

BMO HARRIS BANK N.A.,
as an Issuing Lender, the Swingline Lender, and a Lender

By: /s/ Jeff LaRue

Name:Jeff LaRue

Title:Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Hormuz Kapadia

Name:Hormuz Kapadia

Title:   Authorized Officer

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Molly Daniello

Name:Molly Daniello

Title:   Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

SILICON VALLEY BANK,
as an Issuing Lender and a Lender

By: /s/ Jonathan Wolter

Name:Jonathan Wolter

Title:Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ Matthew Antioco

Name:Matthew Antioco

Title:    Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Darran Wee

Name:Darran Wee

Title:   Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

BBVA USA,
as a Lender

By: /s/ Chris Dowler

Name:Chris Dowler

Title:    Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

REGIONS BANK,
as a Lender

By: /s/ Bruce Randolph

Name:Bruce Randolph

Title:    Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

BANK OF THE WEST,
as a Lender

By: /s/ Scott Bruni

Name:Scott Bruni

Title:   Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

UMPQUA BANK,
as a Lender

By: /s/ Michael McCutchin

Name:Michael McCutchin

Title:   Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

CITY NATIONAL BANK,
as a Lender

By: /s/ Raed Alfayoumi

Name:Raed Alfayoumi

Title:   Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

CADENCE BANK N.A.,
as a Lender

By: /s/ Steven Prichett

Name:Steven Prichett

Title:    EVP

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

HUNTINGTON NATIONAL BANK,
as a Lender

By: /s/ Ryan Benefiel

Name:Ryan Benefiel

Title:   Assistant Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By: /s/ W. D. Jentsch

Name:W. D. Jentsch

Title:    VP

By: /s/ Pratik Patel

Name:Pratik Patel

Title:   Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Mahesh Mohan

Name:Mahesh Mohan

Title:   Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

ACKNOWLEDGMENT

as of November 3, 2020

Each of the undersigned hereby expressly acknowledges and agrees to the terms of the Third Amendment to Amended and Restated Credit Agreement (the “Third Amendment”) to which this Acknowledgment is attached and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to the Third Amendment, (ii) its guarantee, if any, under the Guarantee and Collateral Agreement; and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents; provided that, on and after the effectiveness of the Third Amendment, each reference in each of the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by the Third Amendment.

Each of the undersigned hereby expressly acknowledges and agrees that except as herein otherwise specifically provided in the Third Amendment, all provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and be unaffected hereby.

ENTERASYS NETWORKS, INC.,

a Delaware corporation

By: /s/ Katayoun Motiey

Name:Katayoun Motiey

Title:   Chief Administrative Officer & General Counsel

AEROHIVE NETWORKS, INC.,

a Delaware corporation

By: /s/ Katayoun Motiey

Name:Katayoun Motiey

Title:   Chief Administrative Officer & General Counsel

EXTREME NETWORKS IRELAND HOLDING LIMITED, an Irish company limited by shares

By: /s/ Remi Thomas

Name:  Remi Thomas

Title:   CFO

[Signature Page to Acknowledgment]

Exhibit A

AMENDED SCHEDULE 1.1A

SCHEDULE 1.1A

Third Amendment INITIAL TERM COMMITMENTS

Lender	Initial Term Commitment	Term Percentage
BMO Capital Markets	$58,461,538.47	15.384615387%
JPMorgan Chase Bank, N.A.	$45,934,065.93	12.087912087%
Bank of America, N.A.	$45,934,065.93	12.087912087%
Silicon Valley Bank	$45,934,065.93	12.087912087%
MUFG Union Bank, N.A.	$41,758,241.77	10.989010992%
Citizens Bank, N.A.	$21,714,285.71	5.714285713%
BBVA USA	$21,714,285.71	5.714285713%
Regions Bank	$21,714,285.71	5.714285713%
Bank of the West	$21,714,285.71	5.714285713%
UMPQUA BANK	$12,527,472.53	3.296703297%
City National Bank	$10,857,142.86	2.857142858%
Cadence Bank N.A.	$8,351,648.35	2.197802197%
Huntington National Bank	$8,351,648.35	2.197802197%
Siemens Financial Services, Inc.	$8,351,648.35	2.197802197%
Goldman Sachs Bank USA	$6,681,318.69	1.758241761%
Total	$380,000,000.00	100.000000000%

Third Amendment REVOLVING COMMITMENTS

Lender	Revolving Commitment	Revolving Percentage
BMO Capital Markets	$11,538,461.53	15.384615373%
JPMorgan Chase Bank, N.A.	$9,065,934.07	12.087912093%
Bank of America, N.A.	$9,065,934.07	12.087912093%
Silicon Valley Bank	$9,065,934.07	12.087912093%
MUFG Union Bank, N.A.	$8,241,758.23	10.989010973%
Citizens Bank, N.A.	$4,285,714.29	5.714285720%
BBVA USA	$4,285,714.29	5.714285720%
Regions Bank	$4,285,714.29	5.714285720%
Bank of the West	$4,285,714.29	5.714285720%
UMPQUA BANK	$2,472,527.47	3.296703293%

[Exhibit A to Third Amendment to Amended and Restated Credit Agreement]

City National Bank	$2,142,857.14	2.857142853%
Cadence Bank N.A.	$1,648,351.65	2.197802200%
Huntington National Bank	$1,648,351.65	2.197802200%
Siemens Financial Services, Inc.	$1,648,351.65	2.197802200%
Goldman Sachs Bank USA	$1,318,681.31	1.758241747%
Total	$75,000,000.00	100.000000000%

Third Amendment

L/C COMMITMENTS

(which is a sublimit of, and not in addition to, the Revolving Commitments)

Lender	L/C Commitments	L/C Percentage
BMO Harris Bank N.A.	$3,076,923.07	15.384615373%
JPMorgan Chase Bank, N.A.	$2,417,582.42	12.087912093%
Bank of America, N.A.	$2,417,582.42	12.087912093%
Silicon Valley Bank	$2,417,582.42	12.087912093%
MUFG Union Bank, N.A.	$2,197,802.19	10.989010973%
Citizens Bank, N.A.	$1,142,857.14	5.714285720%
BBVA USA	$1,142,857.14	5.714285720%
Regions Bank	$1,142,857.14	5.714285720%
Bank of the West	$1,142,857.14	5.714285720%
UMPQUA BANK	$659,340.66	3.296703293%
City National Bank	$571,428.57	2.857142853%
Cadence Bank N.A.	$439,560.44	2.197802200%
Huntington National Bank	$439,560.44	2.197802200%
Siemens Financial Services, Inc.	$439,560.44	2.197802200%
Goldman Sachs Bank USA	$351,648.35	1.758241747%
Total	$20,000,000.00	100.000000000%

Third Amendment

SWINGLINE COMMITMENT

(which is a sublimit of, and not in addition to, the Revolving Commitments)

Lender	Swingline Commitment	Exposure Percentage
BMO Harris Bank N.A.	$5,000,000.00	100.000000000%
Total	$5,000,000.00	100.000000000%

[Exhibit A to Third Amendment to Amended and Restated Credit Agreement]